FORM 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                             JANUARY 23, 1998
                              Date of report


                   MUNICIPAL MORTGAGE AND EQUITY, L.L.C.
          (Exact Name of Registrant as Specified in its Charter)

       DELAWARE                           001-11981                         74-2717523
      __________                         ___________                       ____________
(State or Other Jurisdiction     (Commission File Number)           (IRS Employer
   of Incorporation)                                           Identification Number)



                         218 NORTH CHARLES STREET, SUITE 500
                                  BALTIMORE, MARYLAND  21201
                                  __________________________
                   (Address of Principal Executive Offices)(Zip Code)


                                              (410) 962-8044
                          (Registrant's telephone number, including area code)

ITEM 5.   OTHER EVENTS.
         ______________

     Municipal Mortgage and Equity, L.L.C. (the "Registrant"), entered into employment agreements with each of Mark K. Joseph, Michael L. Falcone and Thomas R. Hobbs, the three senior officers of the Registrant. Reference is made to each of the agreements annexed hereto as Exhibits 10.1, 10.2 and 10.3.

     The Registrant entered into a Master Purchase Agreement with all of the various owners of BlackCap, LLC. The purchase price was $1,000,000. Reference is made to the agreement annexed hereto as Exhibit 10.4.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
         ____________________________________

          (c)  EXHIBITS.
               _________

                                 EXHIBIT NO.                  DESCRIPTION OF DOCUMENT
                                 ___________                  _______________________
                                    10.1           Employment  Agreement  between  the Registrant and Mark K.
                                                   Joseph, dated August 1, 1996.
                                    10.2           Employment Agreement between the Registrant and Michael L.
                                                   Falcone, dated August 1, 1996.
                                    10.3           Employment  Agreement between the Registrant and Thomas R.
                                                   Hobbs, dated August 1, 1996.
                                    10.4           Master Purchase Agreement, dated June 30, 1997, among Trio
                                                   Portfolio Investors, L.L.C., Rio Portfolio Partners, L.P.,
                                                   Blackrock Capital  Finance,  L.P., Brazos Fund, L.P., M.F.
                                                   Swapco, Inc. and the Registrant.

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                             MUNICIPAL MORTGAGE AND EQUITY, L.L.C.



Date: January 23, 1998        By: /s/ MICHAEL L. FALCONE
                                 ___________________________
                                 Michael L. Falcone
                                 President